UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2012

ENDOLOGIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28440	68-0328265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11 Studebaker, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 595-7200

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant’s Certifying Accountant.
The Audit Committee (the “Audit Committee”) of the Board of Directors of Endologix, Inc. (the “Company”) recently conducted a competitive process to determine the Company’s independent registered public accounting firm for its 2012 fiscal year. The Audit Committee invited six national accounting firms to participate in this process, including PricewaterhouseCoopers LLP (“PwC”), the Company’s current independent registered public accounting firm. As a result of this process, the Audit Committee approved, on behalf of the Company, the dismissal of PwC as the Company’s independent registered public accounting firm, effective August 9, 2012. On August 14, 2012, the Audit Committee engaged KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm.
PwC’s audit reports on the financial statements of the Company as of and for each of the two years ended December 31, 2011 and December 31, 2010, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. PwC’s audit reports on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2011 and December 31, 2010 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
In connection with the audit of the Company’s financial statements for each of the two fiscal years ended December 31, 2011 and December 31, 2010, and in the subsequent interim period through August 9, 2012, the date of the dismissal of PwC, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in connection with its report, and (ii) there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.
The Company provided PwC with a copy of this Report and requested that PwC provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of this letter from PwC, dated August 15, 2012, is attached hereto as Exhibit 16.1.
During the Company’s two most recent fiscal years and during the interim period through August 9, 2012, neither the Company nor anyone on its behalf has consulted with KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report nor oral advice was provided by KPMG that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
Item 9.01     Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Description
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated August 15, 2012.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ENDOLOGIX, INC.
Date: August 15, 2012    /s/ Robert J. Krist
Robert J. Krist
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated August 15, 2012.